Closed-End Income

DELAWARE GROUP
Dividend and
Income Fund

(photo of illustration from closed-end brochure)

service and guidance

professional management

goals

1998
Semi-Annual
Report






DELAWARE
INVESTMENTS
======================
Philadelphia * London

(photo of pen, glasses & keyboard)




Investment Objectives and Strategies

DELAWARE GROUP DIVIDEND AND INCOME FUND OBJECTIVE
To provide high current income, and secondarily, capital appreciation from U.S. stocks and high-yield bonds. Asset class concentration depends on the portfolio manager's assessment of each market's relative risks and rewards.


U.S. COMMON STOCKS WITH ABOVE-AVERAGE YIELDS
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.



current income




CONVERTIBLE PREFERRED STOCKS AND BONDS
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential but a low yield.



HIGH-YIELD CORPORATE BONDS
High-yield bonds, those rated BB or lower, have greater default risk than bonds with higher quality ratings, but provide a greater level of income to compensate investors for the additional risks. Prices of high-yield bonds tend to be less sensitive to changes in interest rates than higher rated bonds.



LEVERAGING
About $55 million (21%) of your Fund's assets were leveraged as of May 31, 1998. Leveraging is a tool that is generally not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation. Of course, there is no guarantee the Fund will achieve its objective by using leveraging. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

commitment

A TRADITION OF SOUND INVESTING

June 12, 1998
                                                                      closed-end
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                                                                          1

Dear Shareholder:

THE FIRST HALF OF FISCAL 1998 WAS A
challenging time for investors seeking to strike a balance between income and capital appreciation. Some income producing securities such as real estate investment trusts (REITs) lost value despite a sharp rise in U.S. stock prices.
        As always, Dividend and Income Fund strove to maximize income and participate in the market's capital appreciation potential. For the six months ended May 31, 1998, the Fund provided a total return of -0.31% (at net asset value with distributions reinvested). This was less than several unmanaged indexes and the Fund's Lipper peer group average, as shown below.
        We attribute your Fund's performance to a strong positioning in two sectors - REITs and high-yield corporate bonds. Both sectors provided positive returns last autumn, but sputtered this past spring.
        On May 31, 1998, Dividend and Income Fund shares closed at a 4.79% discount to net asset value on the New York Stock Exchange. Given that your Fund has traded at a premium to net asset value for most of its lifetime, we believe the discount is temporary.
        As of mid-year, your Fund offered a superior yield compared to its benchmark, the Standard & Poor's 500 Index. Dividend and Income Fund's yield, based on market price, was 8.02% as of May 31. This was many times greater than the average yield on stocks in the S&P 500 Index, which stood at a record low of 1.42%, and a higher yield than many domestic corporate bonds.
        As of May 31, real estate represented 24.6% of your fund's net assets. A major reason why REIT stocks failed to keep pace with the rest of the stock market during the first half of fiscal 1998 was political uncertainty that generated a negative shift in short-term investor expectations. The Clinton Administration proposed legislation last winter that would reduce tax breaks available to certain REITs.

WE ATTRIBUTE YOUR FUND'S PERFORMANCE TO A STRONG POSITIONING IN REITS AND HIGH-YIELD CORPORATE BONDS.

CUMULATIVE/AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------------------------
At net asset value for periods ended May 31, 1998

                                                                                                    Premium/Discount
                                          Six Months        One Year     Five Years      Lifetime  as of May 31, 1998
-----------------------------------------------------------------------------------------------------------------------
Dividend and Income Fund                     -0.31%         +12.46%        +13.64%        +13.44%        -4.79%
Standard & Poor's 500 Index                 +15.07%         +30.69%        +22.16%        +18.62%
Merrill Lynch High-Yield Bond Index          +4.98%         +12.54%        +10.79%        +10.86%
Lipper Closed-End Income Fund Average        +6.85%         +16.03%        +10.39%        +10.27%        -7.95%
-----------------------------------------------------------------------------------------------------------------------

The Fund's total return and the returns of unmanaged indices shown above assumes reinvestment of distributions. Past performance does not guarantee future results. The Fund's inception date was March 26, 1993. There were 11 funds in the Lipper Closed-End Income Fund average for the cumulative six-month and one-year periods, 10 funds for the five-year period, and 9 funds for the lifetime period ended 6/30/98, respectively.

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    2

         After many years of strong performance, high-yield bond prices weakened this past spring amid a deluge of new issuance that was difficult for the market to absorb. More than $80 billion of bonds were brought to market in the first five months of calendar 1998, more than twice as much as a year ago.
        Providing an element of relative stability to your Fund's share price during the fiscal period has been large cap stocks and convertible equities, which benefited from the strong U.S. economy. The underpinnings of economic growth - tame inflation, low interest rates and low unemployment - remained firmly in place.
        Throughout the first half of the 1998 fiscal year, most sectors of the U.S. economy, with the exception of technology, have weathered the Asian economic storm. However, the long-term consequences of events in the Pacific remain unclear.
         Investors are concerned that financial problems in Asia may further crimp the region's demand for U.S. products. Also, Asian countries have begun to increase exports to the U.S. - bringing increased competition to U.S. manufacturers.
        In volatile times, it is our belief that value and income-oriented investment strategies can outperform strategies based on high expectations of growth.
        On the pages that follow, your Fund's co-managers, Babak Zenouzi and Paul Matlack, review Dividend and Income Fund's strategy and performance during the first half of fiscal 1998 and provide an outlook for the balance of the year.
        We thank you for making Dividend and Income Fund part of your investment portfolio.

Sincerely,

/s/ Wayne A. Stork
--------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
--------------------
Jeffrey J. Nick
President and Chief Executive Officer

IN VOLATILE TIMES, IT IS OUR BELIEF THAT VALUE AND INCOME-ORIENTED INVESTMENT STRATEGIES CAN OUTPERFORM STRATEGIES BASED ON HIGH EXPECTATIONS OF GROWTH.

                                                                      closed-end
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                                                                          3


Portfolio Managers' Review

Dividend and Income Fund seeks to provide high current income with capital appreciation as a secondary objective. Your Fund combines investing in income generating equities and corporate bonds with the prudent use of leveraging.
        Diversification across domestic asset classes can help lessen the impact of a downturn in any one sector. Although we are disappointed with Dividend and Income Fund's results since November, we believe our strategy helped reduce risk.
        Your Fund's equity portion consists of:
* Dividend-paying common stocks of large cap U.S. companies;
* convertible securities, which can be converted to common stock at a pre-stated share price; and,
* preferred stocks, which pay dividends at a specified rate.
         When selecting common stocks for your Fund's portfolio, we generally seek those that have a greater dividend yield than the average yield of stocks in the S&P 500 Index. As of May 31, nearly half of your Fund's net assets were allocated to common stocks - a slight decrease from November. The decrease reflected a decline in value of some of our REIT holdings.
         As of May 31, convertible securities accounted for approximately 16.6% of your Fund's net assets - slightly less than last autumn. Convertible securities tend to provide a higher dividend or bond yield than common stocks while offering somewhat less capital appreciation potential.
         The corporate bond portion primarily consists of higher risk, high-yield securities. We seek to reduce risk by focusing on the highest quality tiers of the high-yield bond market. The average credit quality of bonds in your portfolio was B+ as of May 31, as rated by Standard & Poor's, an independent bond rating agency.


PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
May 31, 1998


Beta*                                           0.60
Portfolio Turnover Rate                         43%
Current Monthly Dividend Rate             $0.125 per share

Common Stock               47.70%
Non-Convertible            34.00%
Convertible Preffered      10.00%
Convertible Bonds           6.60%
Preffered Stocks            1.70%

*A measure of DDF share price volatility relative to the S&P 500 Index for the preceding three years. A number less than 1.00 means a security has fluctuated less in price than the Index. A number more than 1.00 means the security has fluctuated more than the Index.

The above chart represents net assets.


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    4


REITs:
BUILDING VALUE
FOR THE FUTURE
Despite weakness in the REIT market since November, we believe fundamental factors affecting the nation's real estate markets - property prices and tenant demand - remain strong and bode well for long-term real estate investors.
        The U.S. Treasury Department reportedly wants to limit the expansion of four paired-share REITs, an arrangement that permits the equity of both a REIT and tenant operating company to trade as a single security. We believe that the proposed legislation - if passed in the present form - would not alter the basic profitability of either the real estate industry or affected REITs.
        REITs provide investors the opportunity to participate in larger scale commercial real estate without the usual challenges of direct property investment. Your Fund's REIT portion invests in a broad range of companies nationwide. These companies may specialize in apartment complexes, offices, malls, shopping centers, industrial plants self-storage centers and hotels.
        One of your Fund's top office/industrial sector holdings has performed exceptionally well since autumn, primarily because investors have rewarded the firm's expansion plans. Spieker Properties recently filed a registration statement with the SEC to offer an additional $500 million worth of shares to build offices and industrial buildings near seaports and airports.

HIGH-YIELD BONDS:
ADAPTING TO SHIFTS IN SUPPLY
In managing your Fund's high-yield bond portfolio, we maintain a relatively conservative approach to credit risk. During the first half of the 1998 fiscal year, we focused on:

* Bonds rated B or better in industries whose prospects appeared to be clearly defined;
* New bond offerings of at least $100 million, and;
* U.S. companies with experienced management teams and improving financial strength.
* Diversification across many sectors.
        Strong U.S. economic growth created an exceptional environment for high-yield bonds last winter. Default rates by corporate issuers fell to historic lows while both the supply and investor demand for high-yield bonds increased.
         These favorable market dynamics abruptly shifted in April when the supply of high-yield bonds increased more than demand. Investors grew concerned that Asia's economic crisis would negatively affect profits at U.S. companies that have issued high-yield bonds, especially cyclical companies and telecommunications firms. Should cash flow deteriorate, companies in these sectors may have difficulty meeting debt payments.
         Many small cap telecommunications companies had plans to expand throughout the potentially lucrative markets of the Pacific Rim. We were fortunate to have underweighted the closed-end
                                                                        income
                                                                           5


telecommunications sector at the start of fiscal 1998. We believed this sector did not offer enough reward for the risks involved.

        Telecommunications companies have generally increased their issuance of high-yield bonds due to deregulation and increased competition within the industry. Some start-up companies are issuing debt to expand into pager and cellular phone markets. However, these companies generally have a limited cash flow and operating history, and we plan to continue to avoid these bond issues.

BANKS AND UTILITIES:
ENERGIZED FOR CHANGE
Your Fund's bank and utility equity holdings provided a shock absorber for your Fund's portfolio as we sought to capitalize on dynamic change, deregulation and consolidation affecting both industries.
        The banking industry benefited from internal expansion, restructuring and merger activity, and reported near record profits during the winter and spring. We were especially pleased with the performance of Chase Manhattan. The New York-based bank announced ambitious expansion plans that it believes can lead to double-digit earnings growth over the next few years.
        Our holdings of First Union also performed well. The Charlotte, N.C. based bank has been expanding throughout the Northeast, where it previously had only a modest presence. At the start of fiscal 1998, we held a position in CoreStates Financial, which we retained as First Union completed its acquisition by providing CoreStates shareholders with First Union stock.

DIVIDEND AND INCOME FUND
------------------------------------
MARKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1997 TO MAY 31, 1998
------------------------------------

------------------------------------
PREMIUM/DISCOUNT Data
Current   -4.79%
High       8.44%    on 01/16/98
Average    3.96%
Low       -4.79%    on 05/29/98
------------------------------------

                                    Net Asset
                    Market Price      Value
5/29/98              $16.938         $17.79
5/22/98              $18             $17.88
5/15/98              $18.25          $17.99
5/8/98               $18.75          $18.2
5/1/98               $18.563         $18.2
4/24/98              $18.813         $18.12
4/17/98              $19.188         $18.33
4/10/98              $19.063         $18.38
4/3/98               $19.25          $18.53
3/27/98              $18.688         $18.34
3/20/98              $18.875         $18.3
3/13/98              $19.063         $17.9
3/6/98               $19.438         $18.02
2/27/98              $19.375         $17.9
2/20/98              $19.063         $17.84
2/13/98              $18.813         $17.9
2/6/98               $19.188         $18.01
1/30/98              $18.25          $17.79
1/23/98              $18.375         $17.73
1/16/98              $19.313         $17.81
1/9/98               $18.75          $17.6
1/2/98               $19.125         $17.93
12/26/97             $18.813         $18.15
12/19/97             $18.625         $18
12/12/97             $18.625         $17.95
12/5/97              $18.875         $18.26
11/28/97             $18.063         $18.01



Source: Bloomberg Business News. Shading reflects a market price that was a discount to net asset value.
Past performance does not guarantee future results.


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closed-end
  income
    6

         One of your Fund's holdings in the utility sector has also been aggressively expanding its operations. Duke Energy of North Carolina recently invested in an electric generating plant in Ecuador and is bidding on power plants being privatized in Brazil.
         We believe Duke's total return prospects look promising. The company has cut electricity rates, giving it an advantage over some troubled utilities that appear ill-prepared for deregulation and nationwide competition. When investing in utilities, your Fund generally seeks companies that can transmit or distribute energy efficiently.

WE BELIEVE THAT STABLE INTEREST RATES AND THE POTENTIAL FOR MODERATING ECONOMIC GROWTH BODE WELL FOR THE U.S. ECONOMY OVER THE COMING MONTHS.

OUTLOOK
For the balance of 1998, we believe the amount of new high-yield corporate bonds will decline, helping supply and investor demand reach a better balance. One longer term benefit we've seen from increased supply is that it has allowed us to be more selective and purchase securities with attractive yields at attractive prices.
        We are hopeful the market environment affecting REITs will reach equilibrium, too. Congress is likely to review the paired-share REIT format over the next few months, and could scale back the Clinton initiative. While legislative debate could contribute to more short-term volatility in the REIT market, we believe the real estate industry's long-term prospects remain favorable. In our opinion, the increased liquidity, solid investment fundamentals and strong relative value REITs offer will be recognized by investors once the political cloud passes.
        We believe that stable interest rates and the potential for moderating economic growth bode well for the U.S. economy over the coming months. In his semi-annual report to Congress in June, Federal Reserve Board chairman Alan Greenspan said traditional inflationary pressures were subdued.
        The U.S. economy has benefited from what Greenspan termed the "virtuous cycle." He explained that low inflation has reduced interest rates and stimulated more investment and consumption.
        By adhering to our value oriented method of evaluating stocks and bonds, we believe our consistent investment discipline can overcome short-term market volatility for the long-term investor.

Babak Zenouzi
Vice President/
Senior Portfolio Manager - U.S. Equities


Paul A. Matlack
Vice President/
Senior Portfolio Manager -
U.S. Fixed Income

June 12, 1998

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                                                                      closed-end
                                                                        income
                                                                           7


Fund Performance

A $10,000 investment in Dividend and Income Fund when the Fund began operating on March 26, 1993, would have grown to $19,181 as of May 31, 1998, based on market value with distributions reinvested. That's more than 30% higher than the average of the Fund's peers during the same period.

ABOUT OUR SHARE
BUYBACK PROGRAM
In 1994, Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During the first half of fiscal 1998, the Fund did not utilize this option. Even though the Fund traded at a discount to net asset value, we believed there were more effective ways of enhancing shareholder value.

YOUR REINVESTMENT OPTIONS
If your shares are not held in "street" name and you are not already reinvesting dividends, Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact ChaseMellon Shareholder Services at
1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.

DIVIDEND AND INCOME FUND --
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------
MARCH 26, 1993, TO MAY 31, 1998

Dividened and Income Fund                         $19,181
Lipper Closed-End Income Fund Average (9 Funds)   $16,616

Above performance assumes reinvestment of distributions. Past performance does not guarantee future results. DDF shares were initially offered with a sales charge of 6%. Performance since inception does not include this or any brokerage commissions for purchases made since inception.

8 closed-end income

Financial Statements
Delaware Group
Dividend And Income Fund, Inc.
Statement of Net Assets
May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                           NUMBER        MARKET
                                                         OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 57.75 %
Aerospace & Defense - 0.05%
Raytheon - Class A ...........................            2,231      $   118,940
                                                                     -----------
                                                                         118,940
                                                                     -----------
AUTOMOBILES & AUTO EQUIPMENT - 2.41 %
Chrysler .....................................           65,000        3,615,625
General Motors ...............................           35,000        2,517,813
                                                                     -----------
                                                                       6,133,438
                                                                     -----------
BANKING, FINANCE & INSURANCE - 10.48 %
Chase Manhattan ..............................           25,000        3,398,437
First Chicago NBD ............................            7,000          612,063
First Union ..................................           55,080        3,046,613
Fleet Financial Group ........................           24,600        2,017,200
INMC Mortgage Holdings .......................           66,000        1,563,375
J.P. Morgan & Company ........................           20,200        2,508,587
KeyCorp ......................................           90,000        3,414,375
Mellon Bank ..................................           46,000        3,102,125
Summit Bancorp ...............................           55,000        2,756,875
Washington Mutual ............................           60,030        4,239,619
                                                                     -----------
                                                                      26,659,269
                                                                     -----------
CHEMICALS - 0.61%
Lyondell Petrochemical .......................           49,520        1,544,405
                                                                     -----------
                                                                       1,544,405
                                                                     -----------
CONSUMER PRODUCTS - 0.65%
Tenneco ......................................           40,000        1,665,000
                                                                     -----------
                                                                       1,665,000
                                                                     -----------
ELECTRONICS - 0.44%
AMP ..........................................           29,400        1,117,200
                                                                     -----------
                                                                       1,117,200
                                                                     -----------
ENERGY - 4.65%
Duke Energy ..................................           35,000        2,016,875
El Paso Natural Gas ..........................           60,000        2,317,500
Occidental Petroleum .........................          100,000        2,762,500
PacifiCorp ...................................          100,000        2,306,250
Texaco .......................................           42,200        2,437,050
                                                                     -----------
                                                                      11,840,175
                                                                     -----------
FOOD, BEVERAGE & TOBACCO - 2.14%
Fortune Brands ...............................           44,200        1,698,938
Philip Morris Companies ......................           40,000        1,495,000
RJR Nabisco Holdings .........................           80,000        2,255,000
                                                                     -----------
                                                                       5,448,938
                                                                     -----------
PAPER & FOREST PRODUCTS - 1.11%
Georgia-Pacific ..............................           18,700        1,200,306
Georgia-Pacific Timber Group .................           68,700        1,618,744
                                                                     -----------
                                                                       2,819,050
                                                                     -----------
REAL ESTATE - 24.56%
American Health Properties ...................           50,000        1,387,500
Apartment Investment & Management ............           43,300        1,688,700
Arden Realty .................................           90,000        2,469,375


--------------------
Top 10 common stock holdings, representing 13.28% of net assets, are in boldface.

--------------------------------------------------------------------------------
                                                           NUMBER        MARKET
                                                         OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK (Continued)
Real Estate (Continued)
Bay Apartment Communities ....................           37,500      $ 1,378,125
Boston Properties ............................           40,000        1,360,000
Camden Property Trust ........................           75,000        2,292,187
Capital Automotive REIT ......................           43,800          629,625
CarrAmerica Realty ...........................           48,000        1,344,000
Chateau Communities ..........................           67,730        2,006,501
Crescent Real Estate Equities ................           56,000        1,918,000
Duke Realty Investments ......................           96,000        2,172,000
Essex Property Trust .........................           48,000        1,560,000
Equity Office Properties Trust ...............           55,000        1,512,500
Excel Realty Trust ...........................           54,500        1,485,125
First Industrial Realty Trust ................           55,000        1,705,000
Glenborough Realty Trust .....................          103,150        2,901,094
Golf Trust of America ........................           66,600        2,181,150
Grove Property Trust .........................           99,549        1,026,599
Health Care REIT .............................           50,250        1,297,078
Innkeepers USA Trust .........................           41,100          572,831
Koger Equity .................................           84,000        1,764,000
Liberty Property Trust .......................          127,470        3,369,988
Macerich Company (The)  ......................           81,000        2,187,000
Pan Pacific Retail Properties ................           66,800        1,415,325
Parkway Properties ...........................           50,500        1,562,344
Patriot American Hospitality                            106,000        2,537,375
Penn Real Estate Investment Trust ............           47,600        1,121,575
Philips International Realty                             70,000        1,207,500
Prentiss Properties Trust ....................           87,672        2,241,116
Public Storage ...............................           74,000        2,220,000
Reckson Associates Realty ....................           50,000        1,243,750
Simon DeBartolo Group ........................           79,000        2,636,625
Spieker Properties ...........................           50,000        1,990,625
Starwood Hotels & Resorts ....................           51,500        2,430,156
Sun Communities ..............................           50,000        1,696,875
                                                                     -----------
                                                                      62,511,644
                                                                     -----------
TELECOMMUNICATIONS - 1.41%
Bell Atlantic ................................           39,120        3,584,370
                                                                     -----------
                                                                       3,584,370
                                                                     -----------
Transportation & Shipping - 0.76%
Union Pacific ................................           40,000        1,935,000
                                                                     -----------
                                                                       1,935,000
                                                                     -----------
UTILITIES - 7.37%
American Electric Power ......................           50,000        2,268,750
GPU ..........................................           60,000        2,310,000
Houston Industries ...........................          100,000        2,862,500
Peco Energy ..................................           30,000          847,500
Rochester Gas & Electric .....................          100,000        3,075,000
Southern .....................................           70,000        1,859,375
Texas Utilities ..............................           75,000        2,962,500

Dividend And Income Fund, Inc.
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                           NUMBER        MARKET
                                                         OF SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
UTILITIES (CONTINUED)
Unicom .......................................           75,000      $ 2,578,125
                                                                     -----------
                                                                      18,763,750
                                                                     -----------
MISCELLANEOUS - 1.11%
Pitney Bowes .................................           60,000        2,820,000
                                                                       2,820,000
                                                                     -----------
Total Common Stock (cost $112,982,840) .......                       146,961,179
                                                                     -----------

CONVERTIBLE PREFERRED STOCK - 12.07%
Automobiles & Auto Equipment - 0.50%
BTI Cap Trust 6.50%  .........................           25,500        1,259,063
                                                                     -----------
                                                                       1,259,063
                                                                     -----------
BANKING, FINANCE & INSURANCE - 3.03%
National Australia Bank Units 7.875% .........           40,000        1,162,500
Salomon 6.25% Series CSN "DECS" ..............           16,500        1,002,375
Salomon 7.625% Series FSA "DECS" .............           70,000        3,430,000
SunAmerica $3.188 "PERCS" ....................           45,000        2,115,000
                                                                     -----------
                                                                       7,709,875
                                                                     -----------
BUILDING & MATERIALS - 0.47%
Ingersoll-Rand 6.75% "PRIDES" ................           49,000        1,194,375
                                                                     -----------
                                                                       1,194,375
                                                                     -----------
CABLE, MEDIA AND PUBLISHING - 1.80%
Cendant 7.50% "PRIDES"  ......................           65,200        2,461,300
Metromedia Intl Group 7.25% ..................           37,900        2,122,400
                                                                     -----------
                                                                       4,583,700
                                                                     -----------
ENERGY - 0.59%
CalEnergy Capital Trust 3 6.50% ..............           31,600        1,504,950
                                                                     -----------
                                                                       1,504,950
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS - 0.74%
Herbalife DECS Trust III 8.75% ...............           61,300        1,394,575
Medpartners 6.50% "TAPS" .....................           40,500          478,406
                                                                     -----------
                                                                       1,872,981
                                                                     -----------
METALS & MINING - 0.15%
Worthington Industries 7.25% "DECS" ..........           30,200          388,825
                                                                     -----------
                                                                         388,825
                                                                     -----------
REAL ESTATE - 2.06%
Crescent Real Estate 6.75% ...................           62,600        1,549,350
Reckson Associates Realty 7.625% Series A ....           80,000        1,910,000
SL Green Realty 8.00%  .......................           70,000        1,789,375
                                                                     -----------
                                                                       5,248,725
                                                                     -----------
RETAIL - 0.55%
Dollar General Strypes Trust 8.50% "STRYPES" .           36,100        1,398,875
                                                                     -----------
                                                                       1,398,875
                                                                     -----------
TEXTILES & FURNITURE - 0.33%
Newell Financial Trust I 5.25% "QUIPS" .......           15,200          851,200
                                                                     -----------
                                                                         851,200
                                                                     -----------
TRANSPORTATION & SHIPPING - 1.24%
Greyhound Lines 8.50%  .......................           53,500        1,972,813
Union Pacific Cap Trust 6.25% "TIDES" ........           23,900        1,195,000
                                                                     -----------
                                                                       3,167,813
                                                                     -----------
                                                             closed-end income 9

--------------------------------------------------------------------------------
                                                           NUMBER        MARKET
                                                         OF SHARES       VALUE
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK (Continued)
UTILITIES - 0.61%
Houston Industries 7.00% "ACES" ..............           22,300      $ 1,552,638
                                                                      ----------
                                                                       1,552,638
                                                                      ----------
Total Convertible Preferred Stock
 (cost $26,922,470) ..........................                        30,733,020
                                                                      ----------

PREFERRED STOCK - 2.04%
Banking, Finance & Insurance - 0.99%
Credit Lyonnais Capital SCA 9.50%  ...........          100,000        2,525,000
                                                                      ----------
                                                                       2,525,000
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 1.05%
American Radio Systems Series B
 11.375% "PIK" ...............................              243           28,917
Granite Broadcasting 12.75% "PIK" ............            2,311        2,646,095
                                                                       2,675,012
                                                                      ----------
Total Preferred Stock (cost $4,525,172) ......                         5,200,012
                                                                      ----------

                                                      PRINCIPAL
                                                        AMOUNT

NON-CONVERTIBLE BONDS - 41.19%
Aerospace & Defense - 0.52%
Derlan Manufacturing sr notes 10.00% 2007 ....      $ 1,250,000        1,318,750
                                                                      ----------
                                                                       1,318,750
                                                                      ----------
AUTOMOBILES & AUTO EQUIPMENT - 1.99%
Chief Auto Parts sr unsec notes 10.50% 2005 ..          750,000          845,625
Collins & Aikman Series B sr sub notes
 10.00% 2007  ................................        1,250,000        1,312,500
Motors and Gears Series D sr unsec notes
 10.75% 2006 .................................        1,000,000        1,080,000
Venture Holdings Trust sr sub notes 9.75% 2004        1,800,000        1,827,000
                                                                      ----------
                                                                       5,065,125
                                                                      ----------
BANKING, FINANCE & INSURANCE - 1.16%
Chevy Chase Savings Bank sub deb 9.25% 2005 ..        1,000,000        1,027,500
DVI unsec sr notes 9.875% 2004 ...............          325,000          346,125
First Nationwide Holdings sr sub notes
 9.125% 2003 .................................        1,500,000        1,586,250
                                                                      ----------
                                                                       2,959,875
                                                                      ----------
BUILDINGS & MATERIALS - 1.77%
Atrium Companies sr sub notes 10.50% 2006 ....          600,000          639,000
Maxim Group Series B sr unsec notes
 9.25% 2007 ..................................        1,000,000        1,017,500
Ryland Group sr sub notes 8.25% 2008 .........          750,000          721,875
Safelite Glass sr sub notes 9.875% 2006 ......        2,000,000        2,127,500
                                                                      ----------
                                                                       4,505,875
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 3.19%
American Lawyer Media sr notes 9.75% 2007 ....        1,000,000        1,042,500
Dialog Series A sr sub notes 11.00% 2007 .....        2,000,000        2,210,000
Granite Broadcasting sr sub notes 9.375% 2005         2,000,000        2,040,000
Jones Intercable sr notes 7.625% 2008 ........        2,000,000        2,000,000
Muzak LP/Capital sr unsec notes 10.00% 2003 ..          220,000          229,350
Rogers Cablesystems sr unsec sub deb
 11.00% 2015 .................................          500,000          587,500
                                                                     -----------
                                                                       8,109,350
                                                                     -----------

10 closed-end income

Dividend And Income Fund, Inc.
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------

NON-CONVERTIBLE BONDS (Continued)
CHEMICALS - 0.89%
BPC Holding Series B sr sec notes 12.50% 2006 ......    $1,150,000    $1,270,750
Sterling Chemicals Series A sr sub notes
 11.25% 2007  ......................................     1,000,000       997,500
                                                                       ---------
                                                                       2,268,250
                                                                       ---------
COMPUTERS & TECHNOLOGY - 0.45%
Unisys sr unsec notes 11.75% 2004 ..................     1,000,000     1,157,500
                                                                       ---------
                                                                       1,157,500
                                                                       ---------
CONSUMER PRODUCTS - 2.04%
Alliance Laundry Systems sr sub notes
 9.625% 2008  ......................................     1,200,000     1,210,500
American Safety Razor Series B sr notes
 9.875% 2005  ......................................     1,875,000     2,043,750
Amscan Holdings sr unsec sub notes
 9.875% 2007  ......................................       650,000       677,625
Fedders North America sr sub notes
 9.375% 2007  ......................................     1,000,000     1,017,500
Frank's Nursery sr sub notes
 10.25% 2008  ......................................       250,000       248,750
                                                                       ---------
                                                                       5,198,125
                                                                       ---------
ELECTRONICS - 0.71%
HCC Industries sr unsec sub notes 10.75% 2007 ......     1,000,000     1,060,000
Insilco sr unsec sub notes 10.25% 2007 .............       700,000       735,875
                                                                       ---------
                                                                       1,795,875
                                                                       ---------
ENERGY - 2.02%
Costilla Energy sr unsec notes 10.25% 2006 .........       875,000       883,750
Newpark Resources Series B sr unsec sub notes
 8.625% 2007  ......................................     1,425,000     1,460,625
Pride International sr unsec notes 9.375% 2007 .....       800,000       856,000
Transamerican Energy Series B sr notes
 11.50% 2002  ......................................     1,000,000       957,500
United Refining Series B sr unsec notes
 10.75% 2007  ......................................     1,000,000       995,000
                                                                       ---------
                                                                       5,152,875
                                                                       ---------
FOOD, BEVERAGE & TOBACCO - 1.69%
Aurora Foods Series B sr unsec sub notes
 9.875% 2007  ......................................     1,000,000     1,072,500
Big V Supermarkets Series B sr sub notes
 11.00% 2004  ......................................       450,000       473,625
Core Mark International sr sub notes
 11.375% 2003  .....................................       400,000       427,000
Delta Beverage sr notes 9.75% 2003 .................     1,250,000     1,306,250
Di Giorgio Series B sr unsec notes 10.00% 2007 .....     1,000,000     1,010,000
                                                                       ---------
                                                                       4,289,375
                                                                       ---------
HEALTHCARE & PHARMACEUTICALS - 1.13%
Alliance Imaging sr sub notes 9.625% 2005 ..........     1,000,000     1,045,000
Healthsouth sr sub notes 9.50% 2001 ................       750,000       791,250
Paracelsus Healthcare sr unsec sub notes
 10.00% 2006  ......................................     1,000,000     1,027,500
                                                                       ---------
                                                                       2,863,750
                                                                       ---------
INDUSTRIALS - 1.66%
American Builders and Contractors Series B sr unsec
 sub notes 10.625% 2007  ...........................       975,000     1,011,562
American Standard sr notes 7.375% 2008 .............     2,425,000     2,394,687

--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS (Continued)
Industrials (Continued)
Interlake sr sub deb 12.125% 2002 ..................    $  800,000    $  826,000
                                                                       ---------
                                                                       4,232,249
                                                                       ---------
LEISURE, LODGING & ENTERTAINMENT - 2.75%
AFC Enterprises sr sub notes 10.25% 2007 ...........     1,000,000     1,062,500
Alliance Gaming sr unsec sub notes
 10.00% 2007  ......................................     1,300,000     1,342,250
Bally Total Fitness sr sub notes 9.875% 2007 .......     2,000,000     2,080,000
Cinemark USA Series B sr sub notes
 9.625% 2008  ......................................     1,000,000     1,035,000
Trump Atlantic City Associates Funding sec 1st mtg
 notes 11.25% 2006  ................................     1,500,000     1,473,750
                                                                       ---------
                                                                       6,993,500
                                                                       ---------
METALS & MINING - 1.09%
Commonwealth Aluminum sr sub notes
 10.75% 2006  ......................................       750,000       808,125
Keystone Consolidated Industries sr sec notes
 9.625% 2007  ......................................     1,900,000     1,957,000
                                                                       ---------
                                                                       2,765,125
                                                                       ---------
PACKAGING & CONTAINERS - 1.01%
Container Corporation of America Series A sr notes
 11.25% 2004  ......................................     1,000,000     1,090,000
Pierce Leahy sr sub notes 9.125% 2007                      800,000       824,000
Pierce Leahy sr sub notes 11.125% 2006 .............       584,000       659,920
                                                                       ---------
                                                                       2,573,920
                                                                       ---------
PAPER & FOREST PRODUCTS - 0.76%
Drypers Series B sr unsec notes 10.25% 2007 ........     1,000,000     1,035,000
Four M Series B sr sec notes 12.00% 2006 ...........       450,000       481,500
Pacific Lumber sr unsec notes 10.50% 2003 ..........       400,000       415,500
                                                                       ---------
                                                                       1,932,000
                                                                       ---------
RETAIL - 2.85%
Cole National Group sr sub notes 9.875% 2006 .......     2,000,000     2,155,000
Cort Furniture Rental sr notes 12.00% 2000 .........     1,221,000     1,330,890
Fleming Companies sr notes 10.625% 2001 ............     1,820,000     1,947,400
Fleming Companies sr sub notes 10.50% 2004 .........       750,000       780,000
Wilsons Leather Series B sr unsec notes
 11.25% 2004 .......................................     1,000,000     1,045,000
                                                                       ---------
                                                                       7,258,290
                                                                       ---------
TELECOMMUNICATIONS - 5.03%
Galaxy Telecom sr sub notes 12.375% 2005 ...........     2,000,000     2,235,000
Intermedia Communication sr notes 8.60% 2008 .......     2,000,000     2,025,000
Jacor Communications sr unsec sub notes
 9.75% 2006  .......................................       750,000       815,625
Octel Developments sr notes 10.00% 2006  ...........     2,000,000     2,040,000
Outdoor Communications sr sub notes
 9.25% 2007  .......................................       575,000       606,625
Pronet sr sub notes 11.875% 2005 ...................       350,000       383,250
Rogers Communications sr unsec notes
 8.875% 2007  ......................................     1,950,000     1,969,500
Rural Cellular sr sub notes 9.625% 2008 ............       700,000       698,250
STC Broadcasting sr unsec sub notes
 11.00% 2007  ......................................     1,000,000     1,107,500

Dividend And Income Fund, Inc.
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                        PRINCIPAL        MARKET
                                                          AMOUNT         VALUE
--------------------------------------------------------------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Telex Communications sr sub notes
 10.50% 2007 ...................................    $  1,000,000    $    915,000
                                                                    ------------
                                                                      12,795,750
                                                                    ------------
TEXTILES - 1.43%
Anvil Knitwear Series B sr unsec notes
 10.875% 2007 ..................................         450,000         466,875
Pillowtex Series B sr unsec sub notes
 9.00% 2007 ....................................       2,050,000       2,142,250
Synthetic Industries Series B sr sub notes
 9.25% 2007 ....................................       1,000,000       1,040,000
                                                                    ------------
                                                                       3,649,125
                                                                    ------------
TRANSPORTATION & SHIPPING - 1.86%
Atlantic Express sr sec notes 10.75% 2004 ......         675,000         718,875
Chemical Leaman sr notes 10.375% 2005 ..........       1,000,000       1,060,000
Navigator Gas Transport 12.00% 2007 ............       1,000,000       1,145,000
Teekay Shipping 1st pfd ship mtg notes
 9.625% 2003 ...................................       1,736,000       1,820,630
                                                                    ------------
                                                                       4,744,505
                                                                    ------------
UTILITIES - 1.52%
Calpine sr notes 10.50% 2006 ...................       2,000,000       2,195,000
Midland Funding II Series A deb 11.75% 2005 ....       1,400,000       1,666,000
                                                                    ------------
                                                                       3,861,000
                                                                    ------------
MISCELLANEOUS - 3.67%
Grant Geophysical sr notes 9.75% 2008 ..........       1,000,000         997,500
Graphic Controls Series A sr sub notes
 12.00% 2005 ...................................       2,000,000       2,245,000
Huntsman sr sub notes 9.50% 2007 ...............       2,000,000       2,055,000
Loomis Fargo & Co sr unsec sub notes
 10.00% 2004 ...................................         750,000         757,500
NTEX sr notes 11.50% 2006 ......................       2,500,000       2,500,000
Riverwood International sr unsec notes
 10.25% 2006 ...................................         750,000         776,250
                                                                    ------------
                                                                       9,331,250
                                                                    ------------
Total Non-Convertible Bonds
 (cost $100,302,662) ...........................                     104,821,439
                                                                    ------------

CONVERTIBLE BONDS - 7.71%
AUTOMOBILES & AUTO EQUIPMENT - 0.18%
Tower Automotive sub notes 5.00% 2004 ..........         400,000         446,500
                                                                    ------------
                                                                         446,500
                                                                    ------------
COMPUTERS & TECHNOLOGY - 0.51%
Platinum Technology sub notes 6.25% 2002 .......       1,215,000       1,312,200
                                                                    ------------
                                                                       1,312,200
                                                                    ------------
HEALTHCARE & PHARMACEUTICALS - 0.29%
Centocor sub notes 4.75% 2005 ..................         700,000         745,500
                                                                    ------------
                                                                         745,500
                                                                    ------------
INDUSTRIALS - 0.65%
Thermo Fibertek sub notes 4.50% 2004 ...........       1,530,000       1,663,875
                                                                    ------------
                                                                       1,663,875
                                                                    ------------
LEISURE, LODGING & ENTERTAINMENT - 0.44%
Capstar Hotel sub notes 4.75% 2004 .............       1,260,000       1,119,825
                                                                    ------------
                                                                       1,119,825
                                                                    ------------
                                                            closed-end income 11

--------------------------------------------------------------------------------
                                                     PRINCIPAL        MARKET
                                                       AMOUNT         VALUE
--------------------------------------------------------------------------------
 CONVERTIBLE BONDS (Continued)
 REAL ESTATE - 4.69%
 Alexander Haagen Properties Series A sub deb
   7.50% 2001  ..................................   $ 2,270,000    $  2,270,000
 Atria Communities sub notes 5.00% 2002 .........     1,240,000       1,215,200
 IRT Property sub deb 7.30% 2003 ................     2,000,000       2,070,000
 LTC Properties sub deb 8.50% 2001 ..............       450,000         584,437
 Malan Realty Investors unsec sub deb
   9.50% 2004  ..................................     2,300,000       2,397,750
 Mid-Atlantic Realty Trust sub deb 7.625% 2003 ..     1,500,000       1,903,125
 Sizeler Property Investors sub deb 8.00% 2003 ..     1,500,000       1,485,000
                                                                   ------------
                                                                     11,925,512
                                                                   ------------
 TELECOMMUNICATIONS - 0.95%
 Bell Atlantic Financial Service sr unsec notes
  5.75% 2003  ..................................        400,000         415,000
+Jacor Communications notes 4.70% 2018..........      1,600,000         678,000
 Tel Save Holdings sub notes 5.00% 2004 .........     1,400,000       1,316,000
                                                                   ------------
                                                                      2,409,000
                                                                   ------------
 Total Convertible Bonds (cost $18,649,542) .....                    19,622,412
                                                                   ------------

 SHORT-TERM SECURITIES - 0.37%
*U.S. Treasury Bills 4.816% due 7/23/98 ........        941,000         934,571
                                                                   ------------
 Total Short Term Securities (cost $934,571) ....                       934,571
                                                                   ------------

 TOTAL MARKET VALUE OF SECURITIES OWNED - 121.13%
   (cost $264,317,257)  .........................                   308,272,633
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (21.13%)  .....................                   (53,780,462)
                                                                   ------------
 NET ASSETS APPLICABLE TO 14,307,000
   SHARES ($0.01 par value) OUTSTANDING;
   EQUIVALENT TO $17.79 PER SHARE - 100.00% .....                  $254,492,171
                                                                   ============
--------------------

DECS    - Dividend Enhanced Convertible Stock
PERCS   - Preferred Equity Redemption Cumulative Stock
PRIDES  - Preferred Redeemable Increased Dividend Securities
STRYPES - Structured Yield Product Exchangeable For Stock
QUIPS   - Quarterly Income Preferred Security
TIDES   - Term Income Deferrable Equity Securities
TAPS    - Threshold Appreciation Price Security
ACES    - Automatic Common Exchange Security
PIK     - Payment In Kind

+Zero coupon security as of May 31, 1998. The coupon shown is the effective yield as of May 31, 1998.
*US Treasury Bills are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

COMPONENTS OF NET ASSETS AT MAY 31, 1998
Common Stock, $0.01 par value, 500,000,000 shares
  authorized to the Fund ...................................      $ 200,958,246
Distributions in excess of net investment income ...........         (3,764,743)
Accumulated net realized gain on investments ...............         13,343,292
Net unrealized appreciation of investments .................         43,955,376
                                                                  -------------
Total net assets ...........................................      $ 254,492,171
                                                                  =============

                            See accompanying notes

12 closed-end income

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ......................................    $  5,838,263
Dividends .....................................       3,952,379    $  9,790,642
                                                   ------------

Expenses:
Management fees ...............................         861,370
Administrative fees ...........................         234,918
Commercial paper fees .........................          21,394
NYSE fees .....................................          12,132
Reports to shareholders .......................          34,800
Professional fees .............................           8,398
Transfer agent fees ...........................          22,200
Shareholders' meeting .........................          24,000
Taxes, other than taxes on income .............           9,713
Directors' fees ...............................           3,904
Amortization of organizational expenses .......           9,080
Other .........................................           1,405
                                                   ------------
Total operating expenses (before
interest expense)  ............................                       1,243,314
Interest expense ..............................                       1,581,806
                                                                   ------------
Total expenses ................................                       2,825,120
                                                                   ------------
NET INVESTMENT INCOME:  .......................                       6,965,522
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions ..                      10,691,874
Net change in unrealized appreciation/
 depreciation on investments ..................                      (4,249,110)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS ...............................                       6,442,764
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..............................                    $ 13,408,286
                                                                   ============

                             See accompanying notes

Delaware Group
Dividend and Income Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                   SIX MONTHS           YEAR
                                                      ENDED            ENDED
                                                     5/31/98         11/30/97
                                                   (UNAUDITED)
                                                 -------------------------------
OPERATIONS:
Net investment income .......................    $   6,965,522    $  14,473,386
Net realized gain
 on investment transactions .................       10,691,874       13,863,649
Net change in unrealized appreciation/
depreciation on investments .................       (4,249,110)      30,208,891
                                                 -------------    -------------
Net increase in net assets
 resulting from operations ..................       13,408,286       58,545,926
                                                 -------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
Net investment income .......................      (10,730,265)     (14,473,386)
Net realized gains on investment transactions       (5,837,256)      (6,987,136)
                                                 -------------    -------------
                                                   (16,567,521)     (21,460,522)
                                                 -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS .......       (3,159,235)      37,085,404

NET ASSETS:
Beginning of period .........................      257,651,406      220,566,002
                                                 -------------    -------------
End of period ...............................    $ 254,492,171    $ 257,651,406
                                                 =============    =============

                             See accompanying notes
                                                            closed-end income 13
DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED 5/31/98
(UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
Interest and dividends received (excluding amortization of $120,968)    $   9,674,870
Operating expenses paid ............................................       (1,311,161)
Interest expenses paid .............................................       (1,792,907)
Sale of short-term portfolio investments, net ......................          758,337
Purchase of long-term portfolio investments ........................      (64,483,821)
Proceeds from disposition of long-term portfolio investments .......       73,893,205
                                                                        -------------
Net cash provided by operating activities ..........................       16,738,523
                                                                        -------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Cash provided by issuance of commerical paper ......................      126,998,843
Cash used to liquidate commerical paper ............................     (127,171,751)
Cash dividends paid ................................................      (16,567,521)
                                                                        -------------
Net cash used for financing activities .............................      (16,740,429)
                                                                        -------------
Net decrease in cash ...............................................           (1,906)
Cash at beginning of period ........................................            4,291
                                                                        -------------
Cash at end of period ..............................................    $       2,385
                                                                        =============

RECONCILIATION OF NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ...............    $  13,408,286
                                                                        -------------
Decrease in investments ............................................        5,326,068
Net realized gain from security transactions .......................      (10,691,874)
Change in net unrealized appreciation ..............................        4,249,110
Increase in prepaid assets .........................................           (7,536)
Decrease in receivable for investments sold ........................        2,686,169
Decrease in interest and dividends receivable ......................            5,196
Decrease in deferred organization expenses .........................            9,080
Increase in payable for investments purchased ......................        2,034,516
Decrease in interest payable .......................................         (238,907)
Decrease in accrued expenses and other liabilities .................          (41,585)
                                                                        -------------
Total adjustments ..................................................        3,330,237
                                                                        -------------
Net cash provided by operating activities ..........................    $  16,738,523
                                                                        =============

                             See accompanying notes

14 closed-end income


DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
MAY 31, 1998
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    --------------------------------------------------------------------------------
                                                    Six Months      Year         Year          Year         Year      For the Period
                                                      Ended        Ended        Ended         Ended        Ended        3/26/93* to
                                                     5/31/98     11/30/97     11/30/96      11/30/95      11/30/94       11/30/93
                                                   (Unaudited)
    Net asset value, beginning of period .......... $ 18.010      $ 15.420    $ 14.010      $ 12.690     $ 14.910        $ 14.040+

    Income (loss) from investment operations:
        Net investment income......................    0.487         1.010       1.070         1.130        1.100           0.680
        Net realized and unrealized gain (loss)
          on investments ..........................    0.451         3.080       1.840         1.340       (1.730)          0.810
                                                    --------       --------   --------       --------     --------        --------
        Total from investment operations ..........    0.938         4.090       2.910         2.470       (0.630)          1.490
                                                    --------       --------   --------       --------     --------        --------
    Less dividends and distributions:
        Dividends from net investment income ......   (0.750)       (1.010)    (1.090)        (1.150)      (1.120)         (0.620)
        Distributions from net realized gains on
         investment transactions ..................   (0.408)       (0.490)    (0.410)         0.000       (0.470)          0.000
                                                    --------       --------   --------       --------     --------        --------
        Total dividends and distributions .........   (1.158)       (1.500)    (1.500)        (1.150)      (1.590)         (0.620)
                                                    --------       --------   --------       --------     --------        --------
        Net asset value, end of period ............   17.790        18.010     15.420         14.010       12.690          14.910
                                                    --------       --------   --------       --------     --------        --------
        Market value, end of period. ..............   16.940        18.060     16.630         14.000       12.000          14.500
                                                    --------       --------   --------       --------     --------        --------

    Total investment return based on:(1)
        Market value...............................    (.31%)        18.34%     30.67%         28.71%       (7.23%)          0.82%
                                                    --------       --------   --------       --------     --------        --------
        Net asset value............................    5.01%         27.22%     21.11%         20.72%       (4.60%)         10.76%
                                                    --------       --------   --------       --------     --------        --------

    Ratios and supplemental data:
        Net assets, end of period (000 omitted) ...$254,492       $257,651   $220,566       $200,500     $181,510        $213,292
                                                   ========       ========   ========       ========     ========        ========
        Ratio of total operating expenses to
         adjusted average weekly net assets
         (before interest expense) ................    0.81%**        0.82%      0.87%         0.89%         1.01%          0.94%**
        Ratio of interest expenses to adjusted
         average weekly net assets ................    1.00%**        1.06%      1.17%         1.32%         0.76%           N/A
        Ratio of net investment income to
         adjusted average weekly net assets .......    4.46%**        4.93%      5.80%         6.68%         6.80%          6.88%**
        Portfolio turnover.........................      43%**          74%        69%          118%           73%           113%
        Average commission rate paid ..............  0.0600         0.0584     0.0532           N/A           N/A            N/A

    Leverage analysis:
        Debt outstanding at end of period
         (000) omitted) ........................... $55,000        $55,000    $55,000       $55,000       $48,000           N/A
        Average daily balance of debt
         outstanding (000 omitted) ................  54,563         54,631     54,641        52,488        40,803           N/A
        Average daily balance of shares
         outstanding (000 omitted) ................  14,307         14,307     14,307        14,307        14,307           N/A
        Average debt per share.....................  $3.814         $3.818     $3.820        $3.670        $2.850           N/A


----------
*    Commencement of operations.
**   Annualized--Commercial paper was initially issued on January 25, 1994.
 + Net of underwriter's discount of $0.90 and offering costs of $0.06 charged to paid-in capital with respect to issuance of common shares.
++ Certain prior year information has been reclassified to conform with current year presentation.
(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.

                             See accompanying notes

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENT
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc. (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sale price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and if necessary, a return of capital. No dividends were designated as return of capital for the six months ended May 31, 1998.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method. In addition, a total of $199,000 was incurred in connection with the start-up of the short-term commercial paper program. These costs were deferred and amortized ratably over a period of three years from the date of the first short-term commercial paper issuance (See Note 5).

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is record on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average weekly net assets.

Certain prior year information has been reclassified to conform with current year presentation.

                                                            closed-end income 15

--------------------------------------------------------------------------------
Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates:
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.55% of the Fund's adjusted average weekly net assets. At
May 31, 1998, the Fund had a liability for Investment Management fees of $143,517.

At May 31, 1998, the Fund had an Administration Agreement with Princeton Administrators L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.15% of the Fund's adjusted average weekly net assets.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund do not receive any compensation from the Fund.

3. Investments
During the six months ended May 31, 1998, the Fund made purchases of $66,518,337 and sales of $70,562,042 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for the federal income tax purposes for the Fund's was as follows:

Cost of Investments ........................................        $264,317,257
                                                                    ------------
Aggregated unrealized appreciation .........................          46,967,853
Aggregated unrealized depreciation .........................           3,012,477
                                                                    ------------
Net unrealized appreciation ................................        $ 43,955,376
                                                                    ============

4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

The Fund did not repurchase any shares under The Share Repurchase Program during the six months ended May 31, 1998.

Shares issuable under the Fund's dividend investment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L.L.C., in the open market.

16 closed-end income

NOTES TO FINANCIAL STATEMENT
--------------------------------------------------------------------------------
5. Commercial Paper
As of May 31, 1998, $55,000,000 of commercial paper was outstanding with an amortized cost of $54,453,226. The weighted average discount rate of commercial paper outstanding at May 31, 1998, was 5.57%. The average daily balance of commercial paper outstanding during the six months ended May 31, 1998, was $54,563,044 at a weighted discount rate of 5.57%. The maximum amount of commercial paper outstanding at any time during the year was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowings is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 1998, there were no borrowings under this arrangement.

6. Credit and Market Risks
The Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt form registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Written Options
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no transactions in written options for the six months ended May 31, 1998.

8. Year 2000
Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if computer systems used by the Investment Manager and other service providers do not properly process and calculate date-related information and data on and after January 1, 2000. The Fund is taking steps to obtain satisfactory assurances that the Investment Manager and other major service providers are taking steps reasonably designed to address the Year 2000 issue with respect to the computer systems that such service providers use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF DIVIDEND AND INCOME FUND SHAREHOLDERS.
It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                               Executive Officers
WAYNE A. STORK
Chairman                                         WAYNE A. STORK
Delaware Investments Family of Funds             Chairman
Philadelphia, PA                                 Delaware Investments Family of Funds
                                                 Philadelphia, PA
JEFFERY J. NICK
President and Chief Executive Officer            (photo of globes)
Delaware Investments Family of Funds
Philadelphia, PA                                 directors &
                                                 officers
WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.       JEFFERY J. NICK
King of Prussia, PA                              President and Chief Executive Officer
                                                 Delaware Investments Family of Funds
ANTHONY D. KNERR+                                Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                     RICHARD G. UNRUH, JR.
                                                 Executive Vice President
ANN R. LEVEN+                                    Philadelphia, PA
Treasurer, National Gallery of Art
Washington, DC                                   PAUL E. SUCKOW
                                                 Senior Vice President/Chief Investment Officer
W. THACHER LONGSTRETH                            Fixed-Income
City Councilman                                  Philadelphia, PA
Philadelphia, PA
                                                 DAVID K. DOWNES
THOMAS F. MADISON                                Senior Vice President/Chief Administrative Officer/
President and Chief Executive Officer            Chief Financial Officer
MLMPartners                                      Philadelphia, PA
Minneapolis, Minn.
                                                 GEORGE M. CHAMBERLAIN, JR.
CHARLES E. PECK                                  Senior Vice President/Secretary
Secretary/Treasurer, Enterprise Homes, Inc.      Philadelphia, PA
Fredericksburg, VA
                                                 JOSEPH H. HASTINGS
+Audit Committee Member                          Vice President/Corporate Controller
                                                 Philadelphia, PA

                                                 MICHAEL P. BISHOF
                                                 Vice President/Treasurer
                                                 Philadelphia, PA


The Delaware Investments includes open-end and closed-end funds with a wide range of investment objectives. Stock funds, income funds, tax-free funds, money market funds and closed-end equity/income funds give investors the ability to create a portfolio that fits their personal financial goals. For a prospectus of any open-end Delaware Investments fund, contact your financial adviser or call Delaware Investments at 1.800.523.1918. Read the Prospectus carefully before investing. Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1918 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

PRINCIPAL OFFICE OF
THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, PA

INTERNATIONAL AFFILIATE
Delaware Investment Advisers Ltd.
London, England

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

REGISTRAR AND STOCK
TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

NUMBER OF RECORDHOLDERS
AS OF MAY 31, 1998
603

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.655.2265
www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.


Copy Rights Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(photo of globes)

DDF
Listed
NYSE

DELAWARE
INVESTMENTS
=====================
Philadelphia * London

(860)
SA-DDF [5/98] PP7/98